UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2012

First Niagara Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35390	42-1556195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Exchange Street, Suite 618 Buffalo, New York 14210

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (716) 819-5500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2012, David Zebro and Louise Woerner informed First Niagara Financial Group, Inc. (the “Company”) of their respective decisions to retire from the Board of Directors at the 2012 annual meeting of stockholders. Each confirmed that his or her decision was related solely to personal reasons, was in recognition of their ten years of service on the Board and was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

Date: January 26, 2012

	By:	/s/ Gregory W. Norwood
	Name:	Gregory W. Norwood
	Title:	Chief Financial Officer

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